                         ANNUAL REPORT / OCTOBER 31 2000

                          AIM CAPITAL DEVELOPMENT FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                   UNION SQUARE GREENMARKET BY PATTI MOLLICA

            SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED

                             AMONG TALL SKYSCRAPERS

                      HOUSING LARGE MULTINATIONAL CORPORA-

          TIONS. SOME OF THESE SMALLER BUSINESSES EVENTUALLY CARVE OUT

            THEIR OWN PARTICULAR NICHES IN THE MARKET AND EXPERIENCE

             STRONG EARNINGS GROWTH. THAT'S THE KIND OF COMPANY WE

             ENDEAVOR TO OWN IN AIM CAPITAL DEVELOPMENT FUND--SMALL

                 FIRMS WITH STRONG LONG-TERM GROWTH PROSPECTS.


                      -------------------------------------

AIM Capital Development Fund is for shareholders who seek long-term growth through investments in the stocks of small and medium-sized companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 9/30/00, the most recent calendar quarter-end, were as follows: Class A shares, one year, 43.94%; inception (6/17/96), 19.01%. Class B shares, one year, 46.29%; inception (10/1/96), 17.35%. Class C shares, one year, 50.26%; inception (8/4/97), 16.21%.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM CAPITAL DEVELOPMENT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
  [PHOTO OF         I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham           Management Group's chairman after a long, successful career
 Chairman of        in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND RECORDS IMPRESSIVE GAINS AS MID-CAP STOCKS LEAD MARKET

THE SECOND HALF OF THE FISCAL YEAR WAS PARTICULARLY CHALLENGING FOR STOCK INVESTORS. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?
Benefiting from prudent stock selection and significant exposure to the mid-cap market, the fund posted outstanding gains. Excluding sales charges, total returns for Class A, Class B and Class C shares were 42.98%, 42.01% and 42.04%, respectively, for the fiscal year ended October 31, 2000. By comparison, the Russell Midcap Index and the Lipper Mid-Cap Core Fund Index posted returns of 23.73% and 34.62%, respectively, over the same period.
    The fund's performance for the entire fiscal year includes significant gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year, performance was adversely affected by the sell-off in technology stocks and other market difficulties.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?
A strong market rally in the first half of the fiscal year was followed by a choppy, downward-trending market in the second half. In late 1999 and early 2000, technology stocks led the market surge. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the reporting period. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and, perhaps most importantly, concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors, such as health care, financial services, energy and utilities, posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. During the first half of the year, growth stocks outperformed value stocks by a wide margin. But in the second half of the year, the situation was reversed, with value stocks emerging as the clear-cut market leaders as investors sought more reasonably priced issues.

HOW DID YOU MANAGE THE FUND?
Over the fiscal year, we reduced the number of fund holdings from 206 to 133. With fewer holdings, we are better able to monitor the business fundamentals of companies in the portfolio.
    At the close of the fiscal year, technology, financial and health-care stocks made up about 35.0%, 16.5% and 10.7% of the portfolio, respectively. While tech stocks struggled in the second half of the fiscal year, careful stock selection in this sector boosted performance. Financial-company stocks benefited from the cessation of Fed rate hikes and a wave of merger activity. Health-care stocks got a boost from the perception that they were undervalued relative to the rest of the market. The fund also got a boost from its capital-goods and energy holdings, which benefited from rising oil prices.
    The fund's exposure to mid-cap stocks, the market leaders during the fiscal year, was also a plus for performance. As of October 31, mid- and small-cap stocks made up nearly 90% of the portfolio.

                      -------------------------------------

                          AT THE CLOSE OF THE REPORTING

                          PERIOD, THE ECONOMIC CLIMATE

                             APPEARED FAVORABLE FOR

                          STOCKS DESPITE OFTEN EXTREME

                               MARKET VOLATILITY.

                      -------------------------------------

FUND PERFORMANCE

TOTAL RETURNS OF CLASS A, B & C SHARES VS. INDEXES

10/31/99-10/31/00,
excluding sales charges
================================================================================

FUND CLASS A SHARES                               42.98%

FUND CLASS B SHARES                               42.01%

FUND CLASS C SHARES                               42.04%

LIPPER MID-CAP CORE FUND INDEX                    34.62%

RUSSELL MIDCAP INDEX                              23.73%
================================================================================

          See important fund and index disclosures inside front cover.

                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

WHAT WERE THE FUND'S TOP HOLDINGS AS OF OCTOBER 31?
o Power-One, the fund's largest holding, makes products that include AC/DC converters and voltage power switchers for use in communications, automatic testing, medical and other electronic equipment.
o SunGard Data Systems processes transactions and performs other services for investment companies.
o Lincare Holdings is one of the leading U.S. suppliers of oxygen and other respiratory-therapy services for in-home patients.
o   APW makes enclosures that house, organize and protect electronic systems.
o   Harrah's Entertainment owns and/or operates 21 casinos across the United
    States.
o USA Education, the parent company of the Student Loan Marketing Association, buys student loans from their original issuers, thus relieving them of the risk associated with defaults.
o   Aon is the world's second-largest insurance brokerage and consulting firm.
o First Health Group has preferred provider organizations (PPOs) throughout the United States and Puerto Rico.
o El Paso Energy is involved in collecting, transporting and marketing natural gas.
o   Intuit provides personal financial software, such as Quicken and TurboTax.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. And except for higher oil prices, inflation was moderate.
    Interest rates stabilized as the Fed took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profits, while declining, were still impressive for many companies, particularly medium-sized and smaller firms. However, because of a degree of uncertainty surrounding near-term economic, political and international trends and developments, markets may continue to be volatile.

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                       Early in 2001, a new service will

                       be available--electronic delivery

                       of fund reports and prospectuses.

                          Soon, you can read the same

                           AIM report you are reading

                         now--online. Once you sign up

                       for the service, we will send you

                        a link to the report via e-mail.

                         If you choose to receive your

                          reports online, you will not

                         receive a paper copy by mail.

                         You may cancel the service at

                       any time by visiting our Web site.

                          Please visit our Web site at

                           www.aimfunds.com and go to

                          "Your AIM Account." Log into

                         your account and then click on

                            the "View Other Account

                           Options" dropdown menu and

                              select "eDelivery."

                     -------------------------------------
[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

=================================================================================================
TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------
 1. Power-One, Inc.                1.70%       1. Computers (Software & Services)          10.29%
 2. SunGard Data Systems Inc.      1.59        2. Oil & Gas (Drilling & Equipment)          4.65
 3. Lincare Holdings, Inc.         1.51        3. Financial (Diversified)                   3.82
 4. APW Ltd.                       1.49        4. Services (Data Processing)                3.80
 5. Harrah's Entertainment, Inc.   1.32        5. Electronics (Semiconductors)              3.50
 6. USA Education Inc.             1.30        6. Electronics (Instrumentation)             3.44
 7. Aon Corp.                      1.29        7. Health Care (Managed Care)                2.89
 8. First Health Group Corp.       1.29        8. Consumer Finance                          2.87
 9. El Paso Energy Corp.           1.26        9. Health Care (Drugs-Generic & Other)       2.80
10. Intuit Inc.                    1.25       10. Health Care (Hospital Management)         2.74

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================

          See important fund and index disclosures inside front cover.

                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY
[ART WORK]

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM CAPITAL DEVELOPMENT FUND VS. BENCHMARK INDEXES

6/17/96-10/31/00

in thousands
================================================================================
                AIM
          Development Fund,
Date       Class A Shares    Russell 2000 Index     Russell Midcap Index
--------------------------------------------------------------------------------
6/96           9452                 10000                    10000
10/96          10482                9879.24                  10395.9
1/97           11134                10766.8                  11325.2
4/97           9650                 10038.1                  11097
7/97           12769                12174.1                  13322
10/97          13771                12777.1                  13387.5
1/98           13507                12712.5                  13818.5
4/98           15747                14294.3                  15644.5
7/98           13800                12455.7                  14637.2
10/98          12183                11263.9                  13984.5
1/99           13979                12754.9                  15478.9
4/99           13308                12971.5                  16572.9
7/99           14149                13378.7                  16638.6
10/99          14405                12938.6                  16378.8
1/00           17817                15081                    17725.8
4/00           20302                15360.8                  19226.2
7/00           19839                7/31/00                  19054.3
10/00          20595                15190.7                  20265.1
              $20595               $15191                   $20265
Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/17/96-10/31/00. (Index performance is for the period 6/30/96-10/31/00.) It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Russell Midcap Index. Market indexes such as the Russell 2000 Index and the Russell Midcap Index are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/17/96)               17.97%
  1 Year                            35.09*
  *42.98% excluding sales charges

CLASS B SHARES
  Inception (10/1/96)               16.41%
  1 Year                            37.01*
  *42.01% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                14.91%
  1 Year                            41.04*
  *42.04% excluding CDSC
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND DESCRIPTIONS OF THE INDEXES ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

Since the last reporting period, AIM Capital Development Fund has elected to use the Russell Midcap Index as its benchmark instead of the Russell 2000 Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the Russell 2000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old index and the new index.


                          AIM CAPITAL DEVELOPMENT FUND

                        ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-

[ART WORK]


                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / FOR CONSIDERATION


paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
   Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                          AIM CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.30%

AGRICULTURAL PRODUCTS-1.12%

Monsanto Co.(a)                        640,000   $   16,320,000
===============================================================

BANKS (REGIONAL)-2.39%

North Fork Bancorp., Inc.              696,400       14,058,575
---------------------------------------------------------------
UCBH Holdings, Inc.                    100,000        3,637,500
---------------------------------------------------------------
Zions Bancorp.                         300,000       17,231,250
===============================================================
                                                     34,927,325
===============================================================

BEVERAGES (ALCOHOLIC)-0.41%

Constellation Brands, Inc.-Class
  A(a)                                 121,800        5,937,750
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.89%

Cox Radio, Inc.-Class A(a)             300,000        6,825,000
---------------------------------------------------------------
Entercom Communications Corp.(a)       100,000        3,918,750
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          70,000        2,187,500
===============================================================
                                                     12,931,250
===============================================================

COMMUNICATIONS EQUIPMENT-2.05%

ADTRAN, Inc.(a)                         89,600        3,404,800
---------------------------------------------------------------
Dycom Industries, Inc.(a)              157,700        5,933,462
---------------------------------------------------------------
Efficient Networks, Inc.(a)            187,500        7,866,211
---------------------------------------------------------------
Neon Communications, Inc.(a)            71,100          857,644
---------------------------------------------------------------
Scientific-Atlanta, Inc.               173,500       11,873,906
===============================================================
                                                     29,936,023
===============================================================

COMPUTERS (NETWORKING)-0.49%

Cabletron Systems, Inc.(a)             264,800        7,182,700
===============================================================

COMPUTERS (PERIPHERALS)-1.52%

QLogic Corp.(a)                        152,200       14,725,350
---------------------------------------------------------------
SanDisk Corp.(a)                       140,000        7,522,812
===============================================================
                                                     22,248,162
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-10.14%

Affiliated Computer Services,
  Inc.-Class A(a)                      230,000       12,808,125
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        523,400       13,444,837
---------------------------------------------------------------
Dendrite International, Inc.(a)        382,700        8,323,725
---------------------------------------------------------------
IntraNet Solutions, Inc.(a)            154,200        7,170,300
---------------------------------------------------------------
Intuit Inc.(a)                         296,500       18,216,219
---------------------------------------------------------------
Mercury Interactive Corp.(a)(b)        149,000       16,539,000
---------------------------------------------------------------
New Era of Networks, Inc.(a)           200,000        3,112,500
---------------------------------------------------------------
Nucentrix Broadband Networks,
  Inc.(a)                              150,000        3,393,750
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             468,100       11,234,400
---------------------------------------------------------------
Rational Software Corp.(a)(b)          204,700       12,218,031
---------------------------------------------------------------
Retek Inc.(a)                          185,400        7,311,712
---------------------------------------------------------------
Secure Computing Corp.(a)              466,900       10,738,700
---------------------------------------------------------------
SERENA Software, Inc.(a)               200,000       10,175,000
---------------------------------------------------------------
Sybase, Inc.(a)                        300,000        6,281,250
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Titan Corp. (The)(a)                   526,800   $    7,045,950
===============================================================
                                                    148,013,499
===============================================================

CONSUMER FINANCE-2.87%

American Capital Strategies, Ltd.      527,600       11,640,175
---------------------------------------------------------------
AmeriCredit Corp.(a)                   561,100       15,079,562
---------------------------------------------------------------
Capital One Financial Corp.            240,700       15,194,187
===============================================================
                                                     41,913,924
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.33%

SUPERVALU INC.                         316,100        4,860,037
===============================================================

ELECTRICAL EQUIPMENT-2.31%

American Power Conversion Corp.(a)     285,000        3,687,187
---------------------------------------------------------------
Cree, Inc.(a)                           75,400        7,483,450
---------------------------------------------------------------
Sensormatic Electronics Corp.(a)       303,300        5,459,400
---------------------------------------------------------------
Veeco Instruments Inc.(a)              100,000        6,620,312
---------------------------------------------------------------
Viasystems Group, Inc.(a)              735,100       10,429,231
===============================================================
                                                     33,679,580
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-2.18%

Arrow Electronics, Inc.(a)             220,600        7,059,200
---------------------------------------------------------------
Power-One, Inc.(a)(b)                  350,100       24,835,219
===============================================================
                                                     31,894,419
===============================================================

ELECTRONICS (DEFENSE)-0.71%

Aeroflex Inc.(a)                       175,050       10,415,475
===============================================================

ELECTRONICS (INSTRUMENTATION)-3.38%

Alpha Industries, Inc.(a)              192,400        7,671,950
---------------------------------------------------------------
Methode Electronics, Inc.-Class A      384,500       14,466,812
---------------------------------------------------------------
Tektronix, Inc.                        230,000       16,387,500
---------------------------------------------------------------
Varian Inc.(a)                         350,000       10,784,375
===============================================================
                                                     49,310,637
===============================================================

ELECTRONICS (SEMICONDUCTORS)-3.50%

Celestica Inc. (Canada)(a)             212,700       15,287,812
---------------------------------------------------------------
Micrel, Inc.(a)                        161,000        7,285,250
---------------------------------------------------------------
Microchip Technology Inc.(a)           393,975       12,459,459
---------------------------------------------------------------
QuickLogic Corp.(a)                    308,100        2,734,387
---------------------------------------------------------------
Zoran Corp.(a)                         265,400       13,303,175
===============================================================
                                                     51,070,083
===============================================================

ENGINEERING & CONSTRUCTION-0.37%

Quanta Services, Inc.(a)               175,200        5,442,150
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.16%

Varian Semiconductor Equipment
  Associates, Inc.(a)                  100,000        2,300,000
===============================================================

FINANCIAL (DIVERSIFIED)-3.82%

Allied Capital Corp.                   417,200        8,604,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FINANCIAL (DIVERSIFIED)-(CONTINUED)

Ambac Financial Group, Inc.            175,600   $   14,015,075
---------------------------------------------------------------
SEI Investments Co.                    156,700       14,220,525
---------------------------------------------------------------
USA Education Inc.                     340,000       18,997,500
===============================================================
                                                     55,837,850
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.57%

Harrah's Entertainment, Inc.(a)        671,200       19,213,100
---------------------------------------------------------------
International Game Technology(a)       100,000        3,662,500
===============================================================
                                                     22,875,600
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.80%

Alpharma Inc.-Class A                  215,300        8,356,331
---------------------------------------------------------------
Biovail Corp. (Canada)(a)              342,200       14,393,788
---------------------------------------------------------------
King Pharmaceuticals, Inc.(a)          404,212       18,113,750
===============================================================
                                                     40,863,869
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-2.74%

Community Health Systems(a)            519,000       14,629,313
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                      500,000        9,906,250
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)           400,000       15,500,000
===============================================================
                                                     40,035,563
===============================================================

HEALTH CARE (MANAGED CARE)-2.89%

First Health Group Corp.(a)            481,400       18,774,600
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)           425,600       14,364,000
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)             126,800        9,089,975
===============================================================
                                                     42,228,575
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.01%

Edwards Lifesciences Corp.(a)          700,000        9,406,250
---------------------------------------------------------------
PolyMedica Corp.(a)                     92,100        5,295,750
===============================================================
                                                     14,702,000
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.41%

Laboratory Corp. of America
  Holdings(a)                           97,400       13,136,825
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              524,400       22,057,575
===============================================================
                                                     35,194,400
===============================================================

INSURANCE (LIFE/HEALTH)-1.40%

Annuity and Life Re (Holdings),
  Ltd. (Bermuda)                       204,300        5,631,019
---------------------------------------------------------------
Clarica Life Insurance Co. (Canada)    337,900        8,008,892
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        6,807,500
===============================================================
                                                     20,447,411
===============================================================

INSURANCE (MULTI-LINE)-0.90%

Ace, Ltd. (Bermuda)                    335,700       13,176,225
===============================================================

INSURANCE (PROPERTY-CASUALTY)-1.15%

Radian Group Inc.                      106,660        7,559,528
---------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)      120,900        9,294,188
===============================================================
                                                     16,853,716
===============================================================

                                                     MARKET
                                      SHARES         VALUE

INSURANCE BROKERS-1.29%

Aon Corp.                              454,300   $   18,825,056
===============================================================

INVESTMENT MANAGEMENT-1.46%

Affiliated Managers Group, Inc.(a)     225,000       13,528,125
---------------------------------------------------------------
Stilwell Financial, Inc.               175,000        7,842,188
===============================================================
                                                     21,370,313
===============================================================

MACHINERY (DIVERSIFIED)-1.49%

APW Ltd.(a)                            472,200       21,809,738
===============================================================

MANUFACTURING (SPECIALIZED)-1.66%

Flextronics International Ltd.
  (Singapore)(a)(b)                    359,544       13,662,672
---------------------------------------------------------------
Mettler-Toledo International
  Inc.(a)                              227,000       10,598,063
===============================================================
                                                     24,260,735
===============================================================

NATURAL GAS-2.45%

El Paso Energy Corp.                   294,600       18,467,738
---------------------------------------------------------------
Kinder Morgan, Inc.                    450,000       17,353,125
===============================================================
                                                     35,820,863
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-4.65%

Baker Hughes Inc.                      235,000        8,078,125
---------------------------------------------------------------
BJ Services Co.(a)                     167,000        8,757,063
---------------------------------------------------------------
Cooper Cameron Corp.(a)                173,800        9,472,100
---------------------------------------------------------------
Global Marine, Inc.(a)                 343,200        9,094,800
---------------------------------------------------------------
Grant Prideco, Inc.(a)                 400,000        7,425,000
---------------------------------------------------------------
Key Energy Services, Inc.(a)         1,400,000       12,600,000
---------------------------------------------------------------
Pride International, Inc.(a)           495,900       12,552,469
===============================================================
                                                     67,979,557
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.91%

EOG Resources, Inc.                    355,000       13,978,125
---------------------------------------------------------------
Ocean Energy, Inc.(a)                  445,000        6,174,375
---------------------------------------------------------------
Spinnaker Exploration Co.(a)           253,900        7,680,475
===============================================================
                                                     27,832,975
===============================================================

OIL & GAS (REFINING &
  MARKETING)-1.06%

Valero Energy Corp.                    470,000       15,539,375
===============================================================

RAILROADS-1.06%

GATX Corp.                             367,900       15,474,794
===============================================================

REAL ESTATE INVESTMENT TRUSTS-0.54%

Apartment Investment & Management
  Co.-Class A                          171,790        7,848,656
===============================================================

RESTAURANTS-0.66%

CEC Entertainment Inc.(a)              302,500        9,642,188
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-0.57%

Tech Data Corp.(a)                     200,000        8,325,000
===============================================================

RETAIL (DISCOUNTERS)-0.98%

Dollar Tree Stores, Inc.(a)            365,800       14,311,925
===============================================================

RETAIL (FOOD CHAINS)-0.85%

BJ's Wholesale Club, Inc.(a)           377,300       12,427,319
===============================================================

                                                     MARKET
                                      SHARES         VALUE

RETAIL (SPECIALTY)-1.03%

Rent-A-Center, Inc.(a)                 212,000   $    6,187,750
---------------------------------------------------------------
Rent-Way, Inc.(a)                      287,190        1,453,899
---------------------------------------------------------------
Venator Group, Inc.(a)                 520,000        7,345,000
===============================================================
                                                     14,986,649
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.47%

Abercrombie & Fitch Co.-Class A(a)     200,000        4,712,500
---------------------------------------------------------------
Intimate Brands, Inc.                  462,000       11,030,250
---------------------------------------------------------------
Too Inc.(a)                            250,000        5,734,375
===============================================================
                                                     21,477,125
===============================================================

SAVINGS & LOAN COMPANIES-0.04%

Local Financial Corp.(a)                50,000          531,250
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.64%

Lamar Advertising Co.(a)               195,000        9,360,000
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.52%

Copart, Inc.(a)                        400,000        6,025,000
---------------------------------------------------------------
Edison Schools Inc.(a)                 193,400        5,306,413
---------------------------------------------------------------
Iron Mountain Inc.(a)                  250,000        8,453,125
---------------------------------------------------------------
TeleTech Holdings, Inc.(a)             612,400       16,994,100
===============================================================
                                                     36,778,638
===============================================================

SERVICES (COMPUTER SYSTEMS)-2.61%

Insight Enterprises, Inc.(a)           454,950       14,785,875
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           455,000       23,261,875
===============================================================
                                                     38,047,750
===============================================================

SERVICES (DATA PROCESSING)-3.80%

BISYS Group, Inc. (The)(a)             380,600       17,935,775
---------------------------------------------------------------
Ceridian Corp.(a)                      637,000       15,925,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   388,100       16,033,381
---------------------------------------------------------------
Learning Tree International,
  Inc.(a)                              124,900        5,651,725
===============================================================
                                                     55,545,881
===============================================================

SERVICES (EMPLOYMENT)-1.55%

Heidrick & Struggles International,
  Inc.(a)                              197,000       12,177,063
---------------------------------------------------------------
Korn/Ferry International(a)            300,000       10,500,000
===============================================================
                                                     22,677,063
===============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.63%

Arch Wireless, Inc.(a)               1,368,200        4,104,600
---------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)       199,700        4,892,650
---------------------------------------------------------------
o2wireless Solutions, Inc.(a)          277,000        3,220,125
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        218,200       10,500,875
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        120,000        6,450,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Western Multiplex Corp.(a)             400,000   $    5,650,000
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)       75,900        3,605,250
===============================================================
                                                     38,423,500
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.00%

RateXchange Corp.-Wts., expiring
  03/21/03                              82,300                1
===============================================================

TELEPHONE-0.87%

Broadwing Inc.(a)                      447,200       12,633,400
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $897,362,158)                               1,362,527,974
===============================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE

PUT OPTIONS
  PURCHASED-0.30%

COMPUTERS (SOFTWARE &
  SERVICES)-0.16%

Mercury Interactive
  Corp.                  1,490       $100       Jan-01         2,104,625
------------------------------------------------------------------------
Rational Software
  Corp.                  2,047         50       Nov-00           211,097
========================================================================
                                                               2,315,722
========================================================================

ELECTRONICS
  (INSTRUMENTATION)-0.06%

Varian Inc.                900         40       Nov-00           866,250
========================================================================

MANUFACTURING
  (SPECIALIZED)-0.08%

Flextronics
  International Ltd.
  (Singapore)            2,400         35       Nov-00           450,000
------------------------------------------------------------------------
Flextronics
  International Ltd.
  (Singapore)            1,194         40       Jan-01           746,250
========================================================================
                                                               1,196,250
========================================================================
    Total Put Options
      Purchased (Cost
      $5,352,170)                                              4,378,222
========================================================================

                                      SHARES

MONEY MARKET FUNDS-6.60%

STIC Liquid Assets Portfolio(c)      48,221,660      48,221,660
===============================================================
STIC Prime Portfolio(c)              48,221,660      48,221,660
===============================================================
    Total Money Market Funds (Cost
      $96,443,320)                                   96,443,320
===============================================================
TOTAL INVESTMENTS-100.20% (Cost
  $999,157,648)                                   1,463,349,516
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.20%)                                     (2,953,689)
===============================================================
NET ASSETS-100.00%                               $1,460,395,827
_______________________________________________________________
===============================================================

Investment Abbreviations:

Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $999,157,648)                                $1,463,349,516
-------------------------------------------------------------
Receivables for:
  Investments sold                                 12,822,398
-------------------------------------------------------------
  Fund shares sold                                  1,835,663
-------------------------------------------------------------
  Dividends                                           681,924
-------------------------------------------------------------
Collateral for securities loaned                   90,404,170
-------------------------------------------------------------
Investment for deferred compensation plan              29,714
=============================================================
    Total assets                                1,569,123,385
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            10,111,110
-------------------------------------------------------------
  Collateral upon return of securities loaned      90,404,170
-------------------------------------------------------------
  Fund shares reacquired                            1,163,951
-------------------------------------------------------------
  Option contracts written (premiums received
    $6,226,953)                                     4,704,806
-------------------------------------------------------------
  Deferred compensation plan                           29,714
-------------------------------------------------------------
Accrued advisory fees                                 777,872
-------------------------------------------------------------
Accrued administrative services fees                   12,660
-------------------------------------------------------------
Accrued distribution fees                           1,014,845
-------------------------------------------------------------
Accrued trustees' fees                                  1,244
-------------------------------------------------------------
Accrued transfer agent fees                           402,588
-------------------------------------------------------------
Accrued operating expenses                            104,598
=============================================================
    Total liabilities                             108,727,558
=============================================================
Net assets applicable to shares outstanding    $1,460,395,827
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  759,837,738
_____________________________________________________________
=============================================================
Class B                                        $  617,576,166
_____________________________________________________________
=============================================================
Class C                                        $   82,981,923
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            34,867,277
_____________________________________________________________
=============================================================
Class B                                            29,186,463
_____________________________________________________________
=============================================================
Class C                                             3,923,807
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        21.79
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.79 divided by
     94.50%)                                   $        23.06
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        21.16
_____________________________________________________________
=============================================================
Class C:
  Net asset value, and offering price per
    share                                      $        21.15
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $20,670)                                      $  4,332,235
------------------------------------------------------------
Dividends from affiliated money market funds       4,827,968
------------------------------------------------------------
Interest                                               3,398
------------------------------------------------------------
Security lending income                              357,145
============================================================
    Total investment income                        9,520,746
============================================================

EXPENSES:

Advisory fees                                      9,200,414
------------------------------------------------------------
Administrative services fees                         147,339
------------------------------------------------------------
Custodian fees                                       154,836
------------------------------------------------------------
Distribution fees -- Class A                       2,578,744
------------------------------------------------------------
Distribution fees -- Class B                       5,913,557
------------------------------------------------------------
Distribution fees -- Class C                         739,266
------------------------------------------------------------
Transfer agent fees -- Class A                     1,503,546
------------------------------------------------------------
Transfer agent fees -- Class B                     1,542,703
------------------------------------------------------------
Transfer agent fees -- Class C                       192,856
------------------------------------------------------------
Trustees' fees                                         4,981
------------------------------------------------------------
Other                                                652,630
============================================================
    Total expenses                                22,630,872
============================================================
Less: Expenses paid indirectly                       (28,220)
============================================================
    Net expenses                                  22,602,652
============================================================
Net investment income (loss)                     (13,081,906)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          214,815,770
------------------------------------------------------------
  Foreign currencies                                    (445)
------------------------------------------------------------
  Futures contracts                               (2,036,900)
------------------------------------------------------------
  Option contracts written                           304,347
============================================================
                                                 213,082,772
============================================================
Change in net unrealized appreciation of:
  Investment securities                          243,208,657
------------------------------------------------------------
  Option contracts written                         1,154,835
============================================================
                                                 244,363,492
============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                      457,446,264
============================================================
Net increase in net assets resulting from
  operations                                    $444,364,358
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (13,081,906)   $  (12,672,297)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           213,082,772        68,321,156
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             244,363,492       143,019,774
==============================================================================================
    Net increase in net assets resulting from operations         444,364,358       198,668,633
==============================================================================================

Share transactions-net:

  Class A                                                        (58,539,325)     (251,714,847)
----------------------------------------------------------------------------------------------
  Class B                                                        (17,710,466)     (119,088,321)
----------------------------------------------------------------------------------------------
  Class C                                                          7,427,062        (2,560,814)
==============================================================================================
    Net increase (decrease) in net assets                        375,541,629      (174,695,349)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,084,854,198     1,259,549,547
==============================================================================================
  End of year                                                 $1,460,395,827    $1,084,854,198
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  813,799,595    $  874,112,818
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (49,180)          170,513
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                             180,931,398       (10,779,655)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures contracts and option contracts           465,714,014       221,350,522
==============================================================================================
                                                              $1,460,395,827    $1,084,854,198
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $12,862,213, undistributed net realized gains decreased by $21,371,719 and paid in capital increased by $8,509,506 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, REIT distribution reclassifications and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $147,339 for such services. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,917,746 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $2,578,744, $5,913,557 and $739,266, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $309,839 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $22,923 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $5,962 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $18,763 and reductions in custodian fees of $9,457 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $28,220.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $88,631,539 were on loan to brokers. The loans were secured by cash collateral of $90,404,170. For the year ended October 31, 2000, the Fund received fees of $357,145 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,326,658,551 and $1,468,801,604, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $490,082,113
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (34,271,003)
=========================================================
Net unrealized appreciation of investment
  securities                                 $455,811,110
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,007,538,406.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   ------------
Beginning of year                    4,982    $  1,725,877
----------------------------------------------------------
Written                             25,261      20,607,437
----------------------------------------------------------
Closed                             (21,192)    (15,804,255)
----------------------------------------------------------
Expired                             (1,088)       (302,106)
==========================================================
End of year                          7,963    $  6,226,953
__________________________________________________________
==========================================================

Open call option contracts written at October 31, 2000 were as follows:

                                            NUMBER                  OCTOBER 31,      UNREALIZED
                       CONTRACT   STRIKE      OF        PREMIUMS    2000 MARKET     APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
-----                  --------   ------   ---------   ----------   ------------   --------------
Flextronics
  International Ltd.    Nov-00     $ 43      2,400     $  367,788    $  240,000      $  127,788
-------------------------------------------------------------------------------------------------
Mercury Interactive
  Corp.                 Jan-01      120      1,490      3,011,189     2,644,750         366,439
-------------------------------------------------------------------------------------------------
Power-One, Inc.         Nov-00       75      2,026      2,215,904       911,700       1,304,204
-------------------------------------------------------------------------------------------------
Rational Software
  Corp.                 Nov-00       60      2,047        632,072       908,356        (276,284)
=================================================================================================
                                             7,963     $6,226,953    $4,704,806      $1,522,147
_________________________________________________________________________________________________
=================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                            1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                      5,210,489    $ 111,276,526     25,404,762    $ 358,048,933
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,984,927       81,378,727      7,763,785      107,015,784
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,124,727       23,107,989      2,461,885       34,429,174
=========================================================================================================================
Reacquired:
  Class A                                                     (8,381,526)    (169,815,851)   (43,024,621)    (609,763,780)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,105,919)     (99,089,193)   (16,362,323)    (226,104,105)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (816,459)     (15,680,927)    (2,650,984)     (36,989,988)
=========================================================================================================================
                                                              (3,983,761)   $ (68,822,729)   (26,407,496)   $(373,363,982)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------------
                                                                                                                   JUNE 17, 1996
                                                                                                                  (DATE OPERATIONS
                                                                                                                   COMMENCED) TO
                                                                             YEAR ENDED OCTOBER 31,                 OCTOBER 31,
                                                              ---------------------------------------------------- ----------------
                                                                  2000         1999         1998          1997          1996
                                                              ------------  ----------  ------------  ------------ ----------------
Net asset value, beginning of period                          $  15.24      $  12.89    $  14.57      $  11.09        $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)        (0.10)(a)   (0.06)(a)     (0.10)(a)       (0.01)(a)
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.68          2.45       (1.62)         3.58            1.10
===================================================================================================================================
    Total from investment operations                              6.55          2.35       (1.68)         3.48            1.09
===================================================================================================================================
Net asset value, end of period                                $  21.79      $  15.24    $  12.89      $  14.57        $  11.09
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Total return(b)                                                  42.98%        18.23%     (11.53)%       31.38%          10.90%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $759,838      $579,514    $717,263      $577,685        $251,253
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.28%(c)      1.38%       1.28%         1.33%           1.35%(d)
-----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.28%(c)      1.38%       1.28%         1.38%           1.60%(d)
===================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.60)%(c)    (0.70)%     (0.40)%       (0.83)%         (0.29)%(d)
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Portfolio turnover rate                                            101%          117%         78%           41%             13%
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $736,784,011.
(d) Annualized.

                                                                                             CLASS B
                                                              ---------------------------------------------------------------------
                                                                                                                    OCTOBER 1, 1996
                                                                                                                      (DATE SALES
                                                                                                                     COMMENCED) TO
                                                                           YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                                              -------------------------------------------------     ---------------
                                                                2000         1999(a)      1998(a)      1997(a)          1996(a)
                                                              --------      --------     ---------    ---------     ---------------
Net asset value, beginning of period                          $  14.90       $  12.70    $  14.46     $  11.08          $ 11.26
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.26)         (0.20)      (0.16)       (0.20)           (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.52           2.40       (1.60)        3.58            (0.17)
===================================================================================================================================
    Total from investment operations                              6.26           2.20       (1.76)        3.38            (0.18)
===================================================================================================================================
Net asset value, end of period                                $  21.16       $  14.90    $  12.70     $  14.46          $ 11.08
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Total return(b)                                                  42.01%         17.32%     (12.17)%      30.51%           (1.60)%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $617,576       $451,508    $493,993     $297,623          $22,435
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.99%(c)       2.12%       2.02%        2.09%            1.89%(d)
-----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.99%(c)       2.12%       2.02%        2.14%            2.28%(d)
===================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.30)%(c)     (1.44)%     (1.14)%      (1.59)%          (0.83)%(d)
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Portfolio turnover rate                                            101%           117%         78%          41%              13%
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $591,355,710.
(d) Annualized.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                                                                  (DATE SALES
                                                                                                                   COMMENCED)
                                                                         YEAR ENDED OCTOBER 31,                  TO OCTOBER 31,
                                                                ----------------------------------------         ---------------
                                                                 2000            1999(a)           1998             1997(a)
                                                                -------          -------         -------         ---------------
Net asset value, beginning of period                            $ 14.89          $ 12.69         $ 14.45            $ 13.48
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.25)           (0.20)          (0.16)             (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    6.51             2.40           (1.60)              1.03
================================================================================================================================
    Total from investment operations                               6.26             2.20           (1.76)              0.97
================================================================================================================================
Net asset value, end of period                                  $ 21.15          $ 14.89         $ 12.69            $ 14.45
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   42.04%           17.34%         (12.18)%             7.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $82,982          $53,832         $48,293            $12,195
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.99%(c)         2.12%           2.02%              2.14%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.99%(c)         2.12%           2.02%              2.19%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.30)%(c)       (1.44)%         (1.14)%            (1.69)%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             101%             117%             78%                41%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $73,926,561.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the four-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Capital Development Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

     The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc. ........................   22,604,659      963,804    13,576,647**
(4)(a)  Adjournment of approval of changing or adding the
        Fundamental Restriction on Issuer Diversification...........   22,311,599    1,104,834    13,728,677**
(4)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................   22,108,890    1,312,282    13,723,938**
(4)(c)  Adjournment of approval of changing the Fundamental
        Restriction on Underwriting Securities......................   22,223,673    1,170,851    13,750,586**
(4)(d)  Adjournment of approval of changing the Fundamental
        Restriction on Industry Concentration.......................   22,570,129      857,070    13,717,911**
(4)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............   22,437,651    1,000,529    13,706,930**
(4)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities............   22,084,567    1,351,642    13,708,901**
(4)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................   22,006,124    1,404,496    13,734,490**
(4)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's Assets in an
        Open-End Fund...............................................   22,132,653    1,279,053    13,733,404**
(4)(i)  Adjournment of approval of the Elimination of the
        Fundamental Restriction on Margin Transactions..............   22,150,879    1,260,929    13,733,302**
(4)(j)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Short Sales of Securities....................   22,241,343    1,179,598    13,724,169**
(5)     Adjournment of approval of changing the Investment Objective
        so that it is Non-Fundamental...............................   22,056,687    1,390,672    13,697,751**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   35,428,935      387,543     1,328,632

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Fund, Inc. as a Delaware business trust..............  771,237,475   25,045,711   214,550,642**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   28,863,939    1,113,805     8,345,705**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................   28,484,506    1,300,736     8,538,207**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities..................................................   28,256,623    1,536,393     8,530,433**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   28,389,523    1,367,167     8,566,759**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   28,746,844    1,048,484     8,528,121**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   28,612,144    1,204,031     8,507,274**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   28,250,490    1,573,627     8,499,332**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   28,139,564    1,639,711     8,544,174**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......   28,290,484    1,477,235     8,555,730**
(4)(i)  Approval of the Elimination of the Fundamental Restriction
        on Margin Transactions......................................   28,224,912    1,560,376     8,538,161**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................   28,349,294    1,448,502     8,525,653**
(5)     Approval of Changing the Investment Objective so that it is
        Non-Fundamental.............................................   28,111,542    1,701,205     8,510,702**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes.

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.


BOARD OF TRUSTEES                                       OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                                        Robert H. Graham                       11 Greenway Plaza
Chairman, President and                                 Chairman and President                 Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                             Carol F. Relihan
                                                        Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                                Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                            Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                              Suite 100
Chief Executive Officer                                 Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                                      Vice President
                                                                                               TRANSFER AGENT
Owen Daly II                                            Dana R. Sutton
Formerly Director                                       Vice President and Treasurer           A I M Fund Services, Inc.
Cortland Trust Inc.                                                                            P.O. Box 4739
                                                        Melville B. Cox                        Houston, TX 77210-4739
Albert R. Dowden                                        Vice President
Chairman of the Board of Directors,                                                            CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and             Mary J. Benson
Director, Magellan Insurance Company,                   Assistant Vice President and           State Street Bank and Trust Company
Formerly Director, President and                        Assistant Treasurer                    225 Franklin Street
Chief Executive Officer,                                                                       Boston, MA 02110
Volvo Group North America, Inc.; and                    Sheri Morris
Senior Vice President, AB Volvo                         Assistant Vice President and           COUNSEL TO THE FUND
                                                        Assistant Treasurer
Edward K. Dunn Jr.                                                                             Ballard Spahr
Chairman, Mercantile Mortgage Corp.;                    Jim A. Coppedge                        Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,                   Assistant Secretary                    1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                       Philadelphia, PA 19103
President, Mercantile Bankshares                        Renee A. Friedli
                                                        Assistant Secretary                    COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                                 P. Michelle Grace                      Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                             Assistant Secretary                    919 Third Avenue
Formerly Member                                                                                New York, NY 10022
of the U.S. House of Representatives                    Nancy L. Martin
                                                        Assistant Secretary                    DISTRIBUTOR
Carl Frischling
Partner                                                 Ofelia M. Mayo                         A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP                   Assistant Secretary                    11 Greenway Plaza
                                                                                               Suite 100
Prema Mathai-Davis                                      Lisa A. Moss                           Houston, TX 77046
Formerly Chief Executive                                Assistant Secretary
Officer, YWCA of the U.S.A.                                                                    AUDITORS
                                                        Kathleen J. Pflueger
Lewis F. Pennock                                        Assistant Secretary                    KPMG LLP
Partner                                                                                        700 Louisiana
Pennock & Cooper                                                                               Houston, TX 77002

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed long-term capital gains of $8,500,000 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

THE AIM FUNDS
RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                               ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                             YOUR RISK TOLERANCE AND

                               YOUR TIME HORIZON.

                      -------------------------------------

FUND RANKINGS ARE RELATIVE TO ONE ANOTHER WITHIN THE AIM FAMILY OF FUNDS--Registered Trademark--, AND THEY SHOULD NOT BE COMPARED WITH OTHER INVESTMENTS. THERE IS NO GUARANTEE THAT ANY ONE AIM FUND WILL BE LESS VOLATILE THAN ANY OTHER. FOR A FULL DISCUSSION OF THE RISKS ASSOCIATED WITH EACH FUND, PLEASE READ THE FUND'S PROSPECTUS.

THE AIM FAMILY OF FUNDS--Registered Trademark--


                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                       INTERNATIONAL/GLOBAL EQUITY FUNDS
                                                                                          A I M Management Group Inc. has
        MORE AGRESSIVE                               MORE AGGRESSIVE                      provided leadership in the mutual
AIM Small Cap Opportunities(1)               AIM Latin American Growth                    fund industry since 1976 and
AIM Mid Cap Opportunities(2)                 AIM Developing Markets                       managed approximately $183 billion
AIM Large Cap Opportunities(3)               AIM European Small Company                   in assets for more than eight
AIM Emerging Growth                          AIM Asian Growth                             million shareholders, including
AIM Small Cap Growth(4)                      AIM Japan Growth                             individual investors, corporate
AIM Aggressive Growth                        AIM International Emerging Growth            clients and financial institutions,
AIM Mid Cap Growth                           AIM European Development                     as of September 30, 2000.
AIM Small Cap Equity                         AIM Euroland Growth                              The AIM Family of
AIM Capital Development                      AIM Global Aggressive Growth                 Funds--Registered Trademark-- is
AIM Constellation                            AIM International Equity                     distributed nationwide, and AIM
AIM Dent Demographic Trends                  AIM Advisor International Value              today is the eighth-largest mutual
AIM Select Growth                            AIM Global Trends                            fund complex in the United States
AIM Large Cap Growth                         AIM Global Growth                            in assets under management,
AIM Weingarten                                        MORE CONSERVATIVE                   according to Strategic Insight, an
AIM Mid Cap Equity                                                                        independent mutual fund monitor.
AIM Value II                                                                                  AIM is a subsidiary of AMVESCAP
AIM Charter                                  SECTOR EQUITY FUNDS                          PLC, one of the world's largest
AIM Value                                                                                 independent financial services
AIM Blue Chip                                          MORE AGGRESSIVE                    companies with $414 billion in
AIM Basic Value                              AIM New Technology                           assets under management as of
AIM Large Cap Basic Value                    AIM Global Telecommunications and Technology September 30, 2000.
AIM Balanced                                 AIM Global Resources
AIM Advisor Flex                             AIM Global Financial Services
         MORE CONSERVATIVE                   AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Global Infrastructure
                                             AIM Advisor Real Estate
                                             AIM Global Utilities
                                                      MORE CONSERVATIVE

                           FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                              MORE AGGRESSIVE
AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate(5)                                  MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
         MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


A I M Distributors, Inc.                                                CDV-AR-1